TRANSAMERICA FUNDS

Supplement dated March 2, 2016

to the Currently Effective Statement of Additional Information dated March 1, 2016

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The following information revises the corresponding information found in the “Investment Manager Compensation” section under the heading “Investment Management and Other Services” contained in the Statement of Additional Information as follows:

Fund Name	Percentage of Daily Net Assets
Transamerica Dynamic Income

0.50% of the first $500 million

0.49% over $500 million up to $1 billion

0.48% over $1 billion up to $1.5 billion

0.47% over $1.5 billion up to $2 billion

0.46% over $2 billion up to $2.5 billion

0.45% over $2.5 billion

Transamerica Global Long/Short Equity	1.03% of the first $150 million 1.005% over $150 million up to $300 million 0.98% in excess of $300 million

Transamerica Multi-Cap Growth	0.70% of the first $700 million 0.69% over $700 million up to $1.5 billion 0.67% over $1.5 billion up to $3 billion 0.63% in excess of $3 billion

Transamerica Small Cap Value	0.85% of the first $250 million 0.81% over $250 million up to $500 million 0.78% over $500 million up to $750 million 0.755% in excess of $750 million

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Investors Should Retain this Supplement for Future Reference

March 2, 2016